UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2006

Polaris Industries Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	1-11411	41-1790959
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 Highway 55, Medina, Minnesota		55340
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-542-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2006, the Company announced that it had renewed and extended the Employment Agreement of Thomas C. Tiller, Chief Executive Officer of the Company (the "Employment Agreement"). The Employment Agreement, dated as of February 20, 2006, replaces and supersedes an employment agreement between the Company and Mr. Tiller dated as of January 31, 2005 (the "2005 Employment Agreement"). The new Employment Agreement formally extends the term of Mr. Tiller’s employment through December 31, 2007. Other terms and conditions of Mr. Tiller’s employment remain unchanged. Pursuant to the Employment Agreement (and as set forth in the 2005 Employment Agreement"), the Company has agreed to provide Mr. Tiller:

(i) a base annual salary in the amount of $750,000;

(ii) an opportunity to earn an annual bonus based upon participation in the Company’s performance-based Senior Executive Annual Incentive Compensation Plan; and

(iii) the opportunity to participate in the Company’s benefit programs and receive the perquisites made available by the Company to its executive officers, including without limitation, medical, dental and life insurance coverage, financial planning and tax preparation services, 401(k) retirement savings plan and Supplemental Executive Retirement Plan and a country club membership.

The Employment Agreement also contains various agreements on the part of Mr. Tiller regarding competitive activities and proprietary information.

The description of the terms of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10(q) and incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

A copy of the press release relating to the Company’s renewal and extension of the employment agreement with Mr. Tiller, as described in Item 1.01 above is attached as Exhibit 99.1 to this Current Report on Form 8-K.

This information is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10(q) Employment Agreement between the Company and Thomas C. Tiller dated February 20, 2006

99.1 Press Release dated February 21, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Polaris Industries Inc.

February 21, 2006	By:	/s/Michael W. Malone

Name: Michael W. Malone
Title: Vice President--Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

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Exhibit Index

Exhibit No.	Description

10.q	Employment Agreement between the Company and Thomas C. Tiller dated February 20, 2006
99.1	Press Release dated February 21, 2006